Exhibit 10.18


                       CERTIFICATE OF THE REGISTRATION
                           OF A MORTGAGE OR CHARGE

           PURSUANT TO SECTION 401(2) OF THE COMPANIES ACT 1985


                           COMPANY No.  02636542

        THE REGISTRAR OF COMPANIES FOR ENGLAND AND WALES HEREBY CERTIFIES THAT A DEED OF CHARGE DATED THE 12th NOVEMBER 1996 AND CREATED BY IMTC HOLDINGS (U.K.) LIMITED FOR SECURING ALL MONIES DUE OR TO BECOME DUE FROM THE COMPANY TO BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION UNDER A CREDIT AGREEMENT DATED 12th NOVEMBER 1996 WAS REGISTERED PURSUANT TO CHAPTER 1 PART XII OF THE COMPANIES ACT 1985 ON THE 28th NOVEMBER 1996.

        GIVEN AT COMPANIES HOUSE, CARDIFF THE 3rd DECEMBER 1996.


                                                /s/ R.N. Owens
                                               RICHARD NEIL OWENS
                                         for the Registrar of Companies

        12 NOVEMBER 1996



                              IMTC HOLDINGS (UK) LIMITED
                               (REGISTERED NO. 2636542)






                                   BANK OF AMERICA
                        NATIONAL TRUST AND SAVINGS ASSOCIATION




                              FIXED AND FLOATING CHARGE

                                                          STAMP
                                                            OF
                                                     COMPANIES HOUSE
                                                     ---------------
                                                        REGISTERED

                                                        28 NOV 1996
                                                      --------------
                                                            *


        THIS DEED OF CHARGE made on the 12th day of November 1996

        BETWEEN

        IMTC HOLDINGS (UK) LIMITED (registered in England and Wales no. 2636542) whose registered office is at Watergate House, 13/15 York Buildings, London, WC2N 6JU, England (the COMPANY)

        and

        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION acting through its London Branch at 1 Alie Street, London E1 8DE (the COLLATERAL AGENT)

        WITNESSES AS FOLLOWS:

        INTERPRETATION

        1.1 DEFINITIONS: All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below). Additionally, in this Deed, each of the following expressions and capitalized terms has, except so far as the context otherwise requires, the meaning shown:

        CHARGED PROPERTY means the property, assets, undertaking and rights for the time being comprised in or subject to the Security Interests contained in this Deed; and references to the Charged Property include references to any part of it;

        CREDIT AGREEMENT means the Credit agreement by and among International Murex Technologies Corporation, Murex Diagnostics International, Inc., IMTC Holdings, Inc., Murex Diagnostics Corporation, IMTC Holdings (UK) Limited, Murex Diagnostics, Inc., and Murex Biotech Limited, as Borrowers, Bank of America, FSB, as Agent, the Issuing Banks and the Lenders, dated of even date hereof as from time to time amended, modified, supplemented or varied in any manner or respect whatsoever including, in particular, by any alteration or modification which increases or otherwise affects the liability of the Company hereunder or thereunder;

        THIS DEED means this present deed and any other document by which, pursuant to any of its provisions or otherwise, the Company may grant a Security Interest to the Collateral Agent, as, in each case, from time to time varied in any manner or respect whatsoever, and CHARGES CONTAINED IN THIS DEED and SECURITY INTERESTS CONTAINED IN THIS DEED and similar expressions shall be construed accordingly;

        RECEIVER includes any person or persons appointed (and any additional person or persons appointed or substituted) as administrative receiver, receiver, manager, or receiver and manager by the Collateral Agent under this Deed or otherwise;

        SECURITY INTEREST means any mortgage, charge, pledge, lien, assignment, encumbrance, right of set off, title transfer or retention arrangement or agreement, or any security interest whatsoever, howsoever created or arising.

        1.2 CONSTRUCTION: In this Deed, except where the context otherwise requires:

        (a) the COMPANY includes its successors and assigns and persons deriving title through or under the Company in whole or in part and whether at law or in equity and the COLLATERAL AGENT includes its successors and assigns and persons deriving title through or under the Collateral Agent in whole or in part and whether at law or in equity;

        (b) references to a document include any deed (including this Deed), negotiable instrument, certificate, notice or other document of any kind and references to any document (or a provision thereof) shall be construed as a reference to that document or provision as from time to time amended, supplemented, varied or replaced (in whole or in part);

        (c) reference to a BUSINESS DAY shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

        (d) references to SUBSIDIARY and HOLDING COMPANY have the meanings ascribed to them by section 736 Companies Act 1985; and

        (e) references to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor.

        1.3  HEADINGS:   The  headings  in  this  Deed shall  not  affect  its
        interpretation.

        FIXED AND FLOATING CHARGES

        2.1  CHARGES:   The Company, with full title guarantee, hereby charges
        to the Collateral Agent as a continuing security for the payment or discharge of the Obligations:

        (a) with full title guarantee, by way of first fixed charge, all book debts and other trade receivables now and in the future due and owing to the Company, including, without limitation, all financial instruments evidencing trade indebtedness;

        (b) by way of floating charge, all its right and interest in all stock in trade and inventory in all its forms (wherever located) now or hereafter existing (including, but not limited to, (i) all goods, merchandise and other personal property owned and held for sale, (ii) all raw materials, work or goods in process, finished goods thereof, and materials and supplies which contribute to the finished products of the Company in the ordinary course of business and (iii) goods which are returned to or repossessed by the Company) and all books, records and documents evidencing title thereto and all monies received in relation to the book debts, other trade receivables and financial instruments evidencing trade indebtedness that are subject to the fixed charged contained in clause 2.1(a) (including, without limitation, all payments received under insurance, or any indemnity, warranty or guaranty) and all bank accounts into which the proceeds of any of the foregoing may be paid, and, to the extent that the same are not subject to a valid fixed charge, any of the matters subject to the charges under clause 2.1(a) and any monies received in relation thereto.

        2.2 WARRANTY: The Company warrants to the Collateral Agent that it is absolutely entitled to all of the Charged Property vested in it as at the date of this Deed free from all Security Interests and claims whatsoever other than Permitted Liens.

        CONTINUANCE OF SECURITY

        3.1 The charges contained in this Deed are made for securing further advances under the Credit Agreement and shall be without prejudice and in addition to any other security whatsoever which may be held by the Agent or any Collateral Agent from the Company or any other Person for or in respect of the whole or part of the Obligations; and the charges, covenants and provisions contained in this Deed shall remain in force as continuing security to the Collateral Agent notwithstanding any settlement of account or the existence at any time of a credit balance on any current or other account or any other act, event or matter whatsoever, except only the execution by the Collateral Agent as a deed of an absolute and unconditional release or the execution by the Agent or the Collateral Agent of a receipt for all (and not part only) of the Obligations and the termination of the Commitment, whereupon the Collateral Agent shall forthwith release any security held under this Deed and shall execute such document evidencing this release as the Company may reasonably require.

        GENERAL COVENANTS AND REPRESENTATIONS

        4.1 COVENANTS: Until the Obligations have been repaid and discharged and the Commitment terminated, the Company further covenants with the Collateral Agent as follows:

        (a) not to create or permit to exist any Security Interest in, over or affecting any of the Charged Property (other than a Permitted
             Lien);

        (b) not to transfer, sell, lend, lease, license or otherwise dispose of any of the Charged Property, except as permitted by the Credit Agreement or in connection with sales of goods in the ordinary course of business on arms length terms;

        (c)  (i)  except  as  permitted  by  the  Credit  Agreement,  not   to
                  transfer,   factor,  discount,   sell,   release,  compound,
                  subordinate, defer or vary the terms of any book or other debts or moneys for the time being due, owing or payable to the Company, nor otherwise to deal with the same except by getting in the same in the usual course of business; and

             (ii) to  collect and  pay or  (if the  Collateral Agent  shall so require) instruct all customers and debtors to pay direct into the Company's specified account with the Collateral Agent or any other bank as the Collateral Agent shall instruct all moneys which it may receive or which may be paid by customers and debtors in respect of such debts.

        (d) in the event that the Collateral Agent exercises its right to take possession of all or any of the Charged Property, to allow the Collateral Agent peaceably and quietly to hold and enjoy such Charged Property under the terms of this Deed without any lawful interruption or disturbance from or by the Company or any person rightfully claiming under or in trust for the Company.

        4.2 POWERS AND AUTHORIZATIONS: The Company covenants with and represents to the Collateral Agent that the documents which contain or establish the Company's constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for the Company to grant the charges contained in this Deed and execute and deliver, and perform the covenants and obligations contained in this Deed and that this Deed constitutes valid and binding obligations of the Company enforceable in accordance with its terms except as such validity or enforceability may be limited by applicable bankruptcy, reorganization, moratorium or other insolvency laws affecting creditors' rights generally.

        4.3 NON-VIOLATION: The Company further covenants and represents to the Collateral Agent that neither the execution and delivery of this Deed nor the performance of any of the covenants contained in it does or will contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in:

             (i)  any document which contains or establishes its constitution;
                  or

             (ii) any agreement to which it is a  party or by which any of its assets is bound.

        4.4 NON-COMPLIANCE BY COMPANY: If the Company for any reason fails to observe or punctually to perform any of its obligations to the Collateral Agent, whether under this Deed or otherwise, the Collateral Agent (following seven days notice to the Company to remedy the same) shall have power but shall not be obliged, on behalf of or in the name of the Company or otherwise, to perform the obligation and to take any steps which the Collateral Agent may, in its absolute discretion, consider appropriate with a view to remedying or mitigating the consequences of the failure, but so that the exercise of this power, or the failure to exercise it, shall in no circumstances prejudice the Collateral Agent's rights under this Deed.

        THE COLLATERAL AGENT'S POWERS

        5.1 AMOUNTS DUE: Without prejudice to the provisions of the Credit Agreement, the Obligations shall become due for the purposes of section 101 of the Law of Property Act 1925 (1925 ACT) and the statutory power of sale and of appointing a receiver which are conferred on the Collateral Agent under that Act (as varied or extended by this Deed) and all other powers shall be deemed to arise immediately after execution of this Deed.

        5.2 POWER OF SALE: Section 103 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed and the statutory power of sale (as extended by this Deed) and all other powers shall be exercisable at any time after the Agent or the Collateral Agent has served a demand for the payment or discharge of the Obligations or a Receiver has been appointed.

        5.3 LAW OF PROPERTY ACT 1925: The provisions of the 1925 Act relating to the power of sale and the other powers conferred by section 101(l) and (2) are hereby extended (as if such extensions were contained therein) to authorize the Collateral Agent at its absolute discretion:

        (a) to sell all the Company's title to or interest in the Charged Property, and to do so for any shares, debentures or other securities whatsoever, or in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by a Security Interest or a guarantee, or for such other consideration whatsoever as the Collateral Agent may think fit, and also to grant any option to purchase, and to effect exchanges;

        (b) with a view to selling the Charged Property (or offering it for sale) to repair, replace and develop the Charged Property and to apply for any appropriate permission, license or approval;

        (c) with a view to or in connection with the sale of the Charged Property, to carry out any transaction, scheme or arrangement which the Collateral Agent may, in its absolute discretion, consider appropriate;

        (d) to insure the Charged Property against such risks and for such amounts as the Collateral Agent may consider prudent; and

        (e) to do all or any of the things or exercise all or any of the powers which are mentioned or referred to in clause 6.6 as if each of them was expressly conferred on the Collateral Agent by this Deed and which may not be included in paragraphs (a) to (d) above.

        RECEIVER

        6.1 APPOINTMENT: The Collateral Agent may by writing or by deed appoint such person or persons (including an officer or officers of the Collateral Agent) as it thinks fit to be administrative receiver, receiver, manager or receiver and manager of the Charged Property or any part thereof and in the case of an appointment of more than one person, to act together or independently of the other or others and the Collateral Agent may make such appointment at any time after the Agent has demanded payment of the Obligations due to the occurrence of an Event of Default or if it is requested to do so by the Company or upon the presentation of a petition to the court for an administration order in respect of the Company.

        6.2 REMOVAL AND REPLACEMENT: Except as otherwise required by statute, the Collateral Agent may by writing or by deed remove a Receiver and appoint another in his place or to act with a Receiver and the Collateral Agent may apply to the court for an order removing an administrative receiver.

        6.3 EXTENT OF APPOINTMENT: The exclusion of any part of the Charged Property from the appointment of the Receiver shall not preclude the Collateral Agent from subsequently extending his or their appointment (or that of the Receiver replacing him or them) to that part or appointing another Receiver over any other part of the Charged Property.

        6.4 AGENT OF COMPANY: The Receiver shall be the agent of the Company and the Company alone shall be responsible for his acts and defaults and liable on any contracts or engagements made or entered into or adopted by him; and in no circumstances whatsoever shall the Collateral Agent be in any way responsible for or incur any liability in connection with his contracts, engagements, acts, omissions, misconduct, negligence or default and if a liquidator of the Company shall be appointed, the Receiver shall act as principal and not as agent for the Collateral Agent.

        6.5 REMUNERATION: Subject to section 36 of the Insolvency Act 1986, the remuneration of the Receiver may be fixed by the Collateral Agent (and may be or include a commission calculated by reference to the gross amount of all moneys received or otherwise and may include remuneration in connection with claims, actions or proceedings made or brought against the Receiver by the Company or any other person or the performance or discharge of any obligation imposed upon him by statute or otherwise) but such remuneration shall be payable by the Company alone; and the amount of such remuneration may be debited by the Agent or the Collateral Agent to any account of the Company, but shall, in any event, form part of the Obligations and accordingly be secured on the Charged Property under the charges contained in this Deed.

        6.6 POWERS: The Receiver, in addition to any powers conferred on an administrative receiver, receiver, manager or receiver and manager by statute or common law, shall have the following powers:

        (a) to enter upon, take possession of, get in and collect the Charged Property (or such part thereof in respect of which he may be appointed) whether accrued before or after the date of his appointment;

        (b) to sell, exchange, license, surrender, release, disclaim, abandon, return or otherwise dispose of or in any way whatsoever deal with the Charged Property or any interest in the Charged Property for such consideration (if any), and upon such terms (including by deferred payment or payment by installments) as he may think fit and to concur in any such transaction;

        (c) to let on charter, sub-charter, hire, lease or sell on condition and to grant rights, options, licenses or easements over the whole or any part of the Charged Property and (with or without consideration) to rescind, surrender or disclaim or accept or agree to accept surrenders or disclaimers of leases, hire purchase contracts or agreements relating to or affecting the
             Charged Property in such circumstances, to such persons (including, without limitation, to the Collateral Agent), for such purposes and upon such terms whatsoever as he may think fit and also to vary the terms of any contract affecting the Charged Property and to act in relation to any review of the rent or provide payments under such a lease in such manner as he may think fit;

        (d) to insure, protect, decorate, maintain, repair, alter, improve, replace, exploit, the Charged Property or any part thereof in any manner and for any purpose whatsoever;

        (e)  to bring,  defend, submit to  arbitration, negotiate, compromise,
             abandon   and  settle   any  claims,  disputes   and  proceedings
             concerning the Charged Property or any part thereof;

        (f) to transfer all or any of the Charged Property to any other company or body corporate, whether or not formed or acquired for the purpose;

        (g) to redeem, discharge or compromise any Security Interest from time to time having priority to or ranking pari passu with this Deed;

        (h) in connection with the exercise of any of his powers, to execute or do, or cause or authorize to be executed or done, on behalf of or in the name of the Company or otherwise, as he may think fit, all documents, receipts, registrations, acts or things which he may consider appropriate;

        (i) to exercise any powers, rights or entitlements in relation to any of the Charged Property or incidental to the ownership of or rights in or to any Charged Property and to complete, disclaim, abandon or modify all or any of the outstanding contracts or arrangements of the Company relating to or affecting the Charged Property;

        (j)  to  exercise all  powers as  are described  in Schedule 1  to the
             Insolvency  Act  1986,   whether  or  not  the  Receiver   is  an
             ADMINISTRATIVE RECEIVER as defined in that Act;

        (k) generally to carry out, or cause or authorize to be carried out, any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Charged Property which he may consider expedient as effectually as if he were solely and absolutely entitled to the Charged Property.

        APPLICATION OF PROCEEDS

        7.1 APPLICATION: All moneys received by the Agent or the Collateral Agent arising from the exercise of the powers of the Receiver or the Collateral Agent shall be applied, so far as the law will permit, in or towards discharging the Obligations in the following order of priority:

        (a) first, to the amount of all moneys raised or borrowed by the Receiver, and all costs, charges, expenses and liabilities paid, incurred, or charged by the Receiver (including any amounts for which he is entitled to be indemnified) in connection with or as a result of the exercise of his powers and the remuneration of the Receiver, in such order as the Receiver or the Collateral Agent may from time to time determine; and

        (b) then to the other Obligations in the order of priority set forth in the Credit Agreement.

        7.2  ACCOUNTS:    All  moneys  from  time  to  time  received  by  the
        Collateral Agent from the Company or any person or persons liable to pay the same or from any Receiver or otherwise on the realization or enforcement of the charges contained in this Deed may be applied, so far as the law will permit, by the Collateral Agent either as a whole or in such proportion as the Collateral Agent shall think fit to any account or item of account or any transaction and, without limitation, the Collateral Agent may in its absolute discretion at all times pending the payment to the Collateral Agent or the Agent of all of the Obligations place and keep to the credit of a separate or suspense interest bearing account any money received by the Collateral Agent from the Company or such other persons for so long and in such manner as the Collateral Agent may determine without any obligation to apply the same or any part thereof in or towards the discharge of any of the Obligations. Interest accruing on money standing to such separate or suspense account shall be for the benefit of the Company.

        7.3  RECEIVER'S  RECEIPTS:   Sections 109(6) and  (8) of  the 1925 Act
        shall not apply in relation to a Receiver appointed under this Deed.

        PROTECTION OF THIRD PARTIES

        8.1 ENQUIRY: No purchaser from, or other person dealing with, the Collateral Agent or the Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised has arisen or become exercisable, whether the Obligations remain outstanding, whether the Receiver is authorized to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters and the protections contained in sections 104 to 107 of the 1925 Act shall apply to any person purchasing from or dealing with a Receiver or the Collateral Agent.

        8.2 RECEIPTS: The receipt of the Collateral Agent or the Receiver shall be an absolute and a conclusive discharge to a purchaser and shall relieve him of any obligation to see to the application of any moneys paid to or by the direction of the Collateral Agent or the Receiver.

        8.3  CONSTRUCTION:   In  clauses 8.1 and  8.2, PURCHASER  includes any
        person acquiring any lease of or Security Interest over, or any other interest or right whatsoever in relation to the Charged Property.

        PROTECTION OF COLLATERAL AGENT AND RECEIVER

        9.1 LIABILITY: Neither the Collateral Agent nor the Receiver nor any of their affiliates shall be liable to the Company in respect of any loss or damage which arises out of the exercise, the attempted or purported exercise or the failure to exercise any of their respective powers other than as a result of their willful negligence or gross default as determined by a final order of a court of competent jurisdiction.

        9.2 POSSESSION: Without prejudice to the generality of clause 9.1, entry into possession of the Charged Property shall not, as far as the law will permit, render the Collateral Agent or the Receiver liable to account as mortgagee in possession; and if and whenever the Collateral Agent enters into possession of the Charged Property, it shall be entitled at any time to go out of such possession.

        EXPENSES AND INDEMNITY

        10.1 EXPENSES: Subject to Clause 11.4 of the Credit Agreement, the Company further covenants with the Collateral Agent to reimburse or pay to the Collateral Agent or the Receiver (on the basis of a full indemnity) the amount of all costs (including legal costs), charges and expenses incurred or sustained in good faith by the Collateral Agent or the Receiver (including, for the avoidance of doubt, any such costs, charges and expenses arising from any act or omission of, or proceedings involving, any third person) in connection with:

        (a) the investigation of title to or any survey, inspection or valuation of the Charged Property under or in connection with this Deed, and the perfecting of this Deed (or any of the charges contained in it), or any other document entered into between the Company and the Collateral Agent;

        (b) the exercise, or the attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Collateral Agent or the Receiver of any of the powers of the Collateral Agent or the Receiver, and the enforcement, preservation or attempted preservation of this Deed or the Charged Property or any other action taken by or on behalf of the Collateral Agent with a view to or in connection with the recovery by the Collateral Agent of the Obligations from the Company or any other person;

        (c) the carrying out or consideration of any other act or matter which the Collateral Agent or the Receiver may consider to be for the preservation, improvement or benefit of the Charged Property.

        10.2 Subject to Clause 11.4 of the Credit Agreement, the Company further covenants with the Collateral Agent to reimburse or pay to the Collateral Agent (on the basis of a full indemnity) the amount of all reasonable costs, charges and expenses (including reasonable legal fees and disbursements) together with any VAT thereon reasonably incurred by the Collateral Agent in connection with the negotiation, preparation and registration of this Deed, or any other document entered into between the Company and the Collateral Agent.

        10.3 INDEMNITY: The Company hereby agrees to indemnify the Collateral Agent and the Receiver from and against all losses, actions, claims, costs (including legal costs), expenses, demands and liabilities whether in contract, tort, or otherwise now or hereafter sustained or incurred by the Collateral Agent or the Receiver or by any person for whose liability, act or omission the Collateral Agent or the Receiver may be answerable, in connection with anything done or omitted under this Deed or any other document, agreement or arrangement entered into between the Company and the Collateral Agent, or in the exercise or purported exercise of the powers herein contained, or occasioned by any breach by the Company of any of its covenants or other obligations to the Collateral Agent, or in consequence of any payment in respect of the Obligations (whether made by the Company or a third person) being declared void or impeached for any reason whatsoever unless the same arises as a result of the willful default or gross negligence (as determined by a final order of a court of competent jurisdiction) of the Collateral Agent, the Receiver or such person for whom they may be answerable.

        10.4 INTEREST: Any amounts for which the Company shall be liable under clauses 10.1, 10.2 or 10.3 shall be payable on demand and shall bear interest at the Default Rate from the date or dates on which they were paid, incurred or charged by the Collateral Agent or the Receiver (as the case may be) and such amounts and interest may be debited by the Agent or the Collateral Agent to any account of the Company, but shall, in any event, form part of the Obligations and accordingly be secured on the Charged Property under the charges contained in this Deed.

        10.5 TAXES: All sums of whatsoever nature which are payable by the Company under this Deed and which are now or at any time hereafter become subject to Value Added Tax or any similar tax shall be deemed to be exclusive of Value Added Tax or any similar tax and the Company in addition to such sums will indemnify the Agent and the Collateral Agent from and against all claims and liabilities whatsoever in respect thereof.

        10.6 The obligation contained in clause 10.3 shall survive the expiration of this Deed and the transfer of title to the Charged Property (whether by sale, foreclosure or otherwise).

        PROTECTION OF CHARGES

        11.1 The Company further covenants with the Collateral Agent at the Company's own cost, as a continuing security for the payment or discharge of the Obligations:

        (a) to deposit with the Collateral Agent all documents creating or evidencing Security Interests in favor of the Company and all securities in respect of any debts payable to the Company;

        (b) if the Collateral Agent, in its absolute discretion, considers that all or any of the Charged Property is in danger of being seized or sold under any form of distress or execution levied or threatened or is otherwise in jeopardy or if any circumstance shall occur which in the opinion of the Collateral Agent is prejudicial to or imperils or is likely to prejudice or imperil any or all of the security hereby created or recovery of the Obligations and so requires, promptly to execute a first or subsequent fixed mortgage or charge (as the Collateral Agent may require) in terms specified by the Collateral Agent of all or any part of the Charged Property which is for the time being subject to the floating charge contained in this Deed;

        (c) if the Collateral Agent so requires, promptly to execute an assignment to the Collateral Agent in terms specified by the Collateral Agent of all or any debts or moneys payable to the Company and any Security Interests or documents relating to them or otherwise to negotiate the same to the Collateral Agent;

        11.2 FURTHER SECURITY: The Company further covenants with the Collateral Agent from time to time (and, for the purposes mentioned in paragraph (a) below, notwithstanding that the Collateral Agent may not have served a demand for payment of the Obligations) upon demand to execute, at the Company's own cost, any document or do any act or thing which:

        (a) the Collateral Agent may specify with a view to perfecting or improving any charge or security created or intended to be created by this Deed provided the same does not alter the nature of any charge created hereunder; or

        (b) the Collateral Agent or the Receiver may specify with a view to facilitating the exercise or the proposed exercise of any of their powers.


        CRYSTALLISATION

        12.1 NOTICE: In addition and without prejudice to any other event resulting in a crystallization of the floating charge created by this Deed or any other right the Collateral Agent may have, the Collateral Agent may, at any time or from time to time whether or not it has served a demand for payment of the Obligations, by notice in writing to the Company declare that the floating charge hereby created shall be converted into a first specific fixed charge as to all of the undertaking, property and assets or such of them as may be specified in the notice, and by way of further assurance, the Company, at its own expense, shall execute all documents in such form as the Collateral Agent shall require and shall deliver to the Collateral Agent all conveyances, deeds, certificates and documents which may be necessary to perfect the first specific fixed charge.

        12.2 DEMAND: Before a demand for payment has been made, a notice may only be served by the Collateral Agent under clause 12.1 if an Event of Default or a Default has occurred or if the Collateral Agent has reason to believe that the property, assets and rights described or referred to in the demand or notice are in danger of being seized or sold under any form of distress or execution levied or threatened or are otherwise in jeopardy or if any circumstance shall occur which in the opinion of the Collateral Agent is prejudicial to or imperils or is likely to prejudice or imperil any or all of the security hereby created or recovery of the Obligations.

        12.3 AUTOMATIC CRYSTALLISATION: In addition and without prejudice to any other event resulting in a crystallisation of the floating charge, the floating charge contained herein shall automatically be converted into a fixed charge over:

        (a) all property, assets or undertaking of the Company subject to the floating charge, if and when:

                  (i)  the  Company   ceases  to   carry  on  business   or  a
                       substantial part thereof or shall cease to be a going concern;

                  (ii) the Company  stops making payments to  its creditors or gives notice to creditors that it intends to stop payment; or

                 (iii) if the  holder of  any other Security  Interest whether ranking in priority to or pari passu with or after the charges contained in this Deed shall appoint an administrative receiver, receiver, manager or receiver and manager;

        (b) any property, assets or undertaking of the Company which shall become subject to a Security Interest other than a Permitted Lien in favor of any person other than the Agent or any Collateral Agent or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants contained in this Deed, immediately prior to such Security Interest arising or such sale, transfer or other disposition being made.

        POWER OF ATTORNEY, ETC.

        13.1 ATTORNEYS: For the purpose of securing the interest of the Collateral Agent in the Charged Property and the performance of the Company's obligations to the Collateral Agent whether under this Deed or otherwise, the Company irrevocably and by way of security appoints the Collateral Agent and the Receiver jointly and also severally to be its attorney and attorneys (with full power to appoint substitutes and to sub-delegate, including power to authorize the person so appointed to make further appointments, in both cases, with regard to all or any part of the Charged Property) on behalf of the Company and in its name or otherwise, to execute any document or do any act or thing which the Collateral Agent or the Receiver (or their substitutes or delegates) may, in its or his absolute discretion, consider appropriate in connection with the exercise of any of the powers of the Collateral Agent or the Receiver or which the Company is obliged to the Collateral Agent to execute or do, whether under this Deed or otherwise; and without prejudice to the generality of its power to appoint substitutes and to sub-delegate, the Collateral Agent may appoint the Receiver as its substitute or delegate, and any person appointed the substitute of the Collateral Agent shall, in connection with the exercise of the said power of attorney, be the agent of the Company and clause 6.4 shall apply mutatis mutandis.

        13.2 CHARGED PROPERTY ON TRUST: For the purpose of giving effect to this Deed, the Company hereby declares that, as far as the law will permit, as and when the charges contained in this Deed shall become enforceable or a demand for payment of the Obligations has been made, it will hold all of the Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with the Charged Property in such manner and to such person as the Collateral Agent shall direct and declares that it shall be lawful for the Collateral Agent to appoint a new trustee or trustees of the Charged Property in place of the Company.

        13.3 POWERS AS TRUSTEE: The Company hereby agrees and declares that the Collateral Agent or any nominee of the Collateral Agent may at any time after the Collateral Agent or any nominee or nominees of the
        Collateral Agent has/have been registered as owner(s) of any investments, without any further consent or authority on the part of the Company, exercise (in the name of the Company or otherwise) with respect to such investments and to the exclusion of the Company, all rights and powers conferred by statute or otherwise upon an absolute owner of those investments and all the powers given to trustees by sections 10(3) and (4) of the Trustee Act 1925 (as amended by section 9 of the Trustee Investments Act 1961) in respect of investments or property subject to a trust, and all rights or powers incidental to or conducive to the exercise of rights and powers in relation to the investments; provided that until the security constituted by this Deed shall become enforceable the Collateral Agent shall:

        (a) exercise or procure that its nominees shall exercise all such rights and powers at the specific request of and in accordance with the instructions of the Company but so that neither the Collateral Agent nor any nominees of the Collateral Agent shall be obliged to give effect to any request or instruction which the Collateral Agent may consider would be prejudicial to the charges contained in this Deed or if in doing so it would incur any cost or expense or render itself subject to any liability, unless previously indemnified to its satisfaction; and

        (b) pay or procure that its nominee shall pay to the Company all dividends, interest and other distributions of an income nature that it or its nominee receives.

        EXAMINATION OF SECURED ASSETS, ETC.

        14.1 INSPECTION: The Company shall permit the Collateral Agent and any persons appointed by it full access to the Charged Property to carry out any survey, inspection, assessment or review of the Charged Property and shall permit an inspection to be made and copies and extracts to be taken of books, accounts, records and documents relating to the Charged Property or the covenants and obligations of the Company under this Deed and any costs, fees and expenses incurred by the Collateral Agent in connection with all such inspection, assessment or review shall be payable by the Company and shall form part of the Obligations.

        14.2 THIRD PARTY INVESTIGATION: The Company shall at its own cost, if requested by the Collateral Agent, appoint such persons as the Collateral Agent may specify to investigate or review the financial affairs or operations of the Company and report thereon to the Collateral Agent.

        OTHER SECURITY, ETC.

        15.1 NO MERGER: The charges contained in or created pursuant to this Deed are in addition to, and shall neither be merged in, nor in any way exclude or prejudice any other Security Interest, right of recourse, set off or other right whatsoever which the Agent or any Collateral Agent may now or at any time hereafter hold or have (or would apart from this Deed or any charge contained or created pursuant to this Deed hold or have) as regards the Company or any other person in respect of the Obligations and neither the Agent nor any Collateral Agent shall be under any obligation to take any steps to call in or to enforce any security for the Obligations nor shall they be liable to the Company for any loss arising from any omission on the part of the Agent or any Collateral Agent to take any such steps or for the manner in which the Agent or any Collateral Agent shall enforce or refrain from enforcing any such security.

        15.2 CONSOLIDATION:   Section 93  of the 1925 Act  shall not  apply in
        relation to any of the charges contained in this Deed.

        15.3 RULING  OFF:     Without  prejudice  to   clause 4.1(a),  if  the
        Collateral Agent receives notice of any Security Interest or any other interest affecting the Charged Property:

        (a) the Collateral Agent may open a new account with the Company and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

        (b) all payments made by the Company to the Collateral Agent after the Collateral Agent receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Obligations as at the time the Collateral Agent received such notice.

        15.4 PRIOR ENCUMBRANCES: If there are any Security Interests having priority to the charges contained in this Deed in respect of all or any part of the Charged Property then:

        (a) if any proceedings or steps are being taken to exercise or enforce any powers or remedies conferred by such prior Security Interest against the Charged Property, the Collateral Agent or any Receiver may (but without prejudice to any rights the Collateral Agent or the Receiver may have under statute) redeem such prior charge or procure the transfer thereof to itself or himself, as the case may be, and may settle and pass the accounts of the prior chargee and any account so settled and passed shall be conclusive and binding on the Company and the principal, interest, costs, charges and expenses of and incidental to such redemption or transfer shall be paid by the Company to the Collateral Agent on demand with interest at the Default Rate and, until payment, the Charged Property shall stand charged with the amount to be so paid; and

        (b) all the powers, authorities and discretions conferred by a prior charge upon the chargee or any receiver thereunder shall be exercisable by the Collateral Agent or a Receiver in like manner as if the same were expressly included herein and the Collateral Agent shall be entitled to exercise all the powers, authorities and discretions of an administrative receiver, receiver, manager or receiver and manager appointed thereunder.

        15.5 CHANGE  OF  NAME,  ETC.:    This  Deed  shall  remain  valid  and
        enforceable notwithstanding any change in the name, composition or constitution of the Collateral Agent or the Company or any amalgamation or consolidation by the Collateral Agent or the Company with any other corporation.

        SET OFF

        16.1 The Collateral Agent may, as far as the law will permit, at any time and from time to time without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any of its existing accounts including accounts in the name of the Collateral Agent or of the Company jointly with others and may set off or transfer all or any part of any credit balance or any sum standing to the credit of any account (whether or not the same is due to the Company from the Collateral Agent and whether or not the credit balance and the account in debit or the Obligations are expressed in the same currency in which case the Collateral Agent is hereby authorized to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Obligations and may in its absolute discretion estimate the amount of any liability of the Company which is contingent or unascertained and thereafter set off such estimated amount and no amount shall be payable by the Collateral Agent to the Company unless and until all Obligations have been ascertained and fully repaid or discharged.

        AVOIDANCE OF PAYMENTS

        17.1 NO RELEASE: No assurance, security or payment which may be avoided or adjusted under the law, including under any enactment relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Collateral Agent on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Agent or the Collateral Agent to recover the Obligations from the Company (including any moneys which it may be compelled to pay or refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection therewith) or to enforce the charges contained in this Deed to the full extent of the Obligations.

        17.2 RETENTION OF CHARGES: If the Collateral Agent shall have grounds in its absolute discretion for believing that the Company may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 as at the date of any payment made by the Company to the Agent or the Collateral Agent, the Collateral Agent shall be at liberty to retain the charges contained in or created pursuant to this Deed until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Obligations (unless the Company produces a certificate of solvency from its auditors after such payment or discharge) notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Collateral Agent on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order in respect of the Company, or the Company shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against the Company, the Collateral Agent shall be at liberty to continue to retain such security for such further period as the Collateral Agent may determine and such security shall be deemed to continue to have been held as security for the payment and discharge to the Collateral Agent of all Obligations.

        CURRENCY CONVERSION

        18.1 INDEMNITY: If under any applicable law, whether as a result of a judgment against the Company or the liquidation of the Company or for any other reason, any payment under or in connection with this Deed is made or any amount is received or recovered by the Agent or the Collateral Agent in respect of the Obligations in a currency (the OTHER CURRENCY) other than the currency in which the Obligations are payable (the ORIGINAL CURRENCY), then to the extent that the payment to or receipt by the Agent or the Collateral Agent (when converted at the rate of exchange on the date of payment or receipt) falls short of the whole of the Obligations the Company shall as a separate and independent obligation fully indemnify the Collateral Agent against the amount of the shortfall; and for the purposes of this clause, RATE OF EXCHANGE means the rate at which the Collateral Agent is able on the relevant date to purchase the original currency in London with the other currency.

        18.2 PURCHASES: If the Company fails to pay or discharge any part of the Obligations when due, the Agent or the Collateral Agent from time to time may purchase an amount of the currency in which such sum is due with any other currency or currencies and the Company's obligation thereafter shall be to pay to the Collateral Agent the amount of the other currency or currencies so used to purchase.

        EXECUTION OF DOCUMENTS

        19.1 As far as the law will permit, any document required to be executed as a deed by the Collateral Agent under or in connection with this Deed shall be validly executed if executed as a deed by a duly authorized attorney of the Collateral Agent.

        NOTICES AND DEMANDS

        20.1 Each communication to be made under this Deed shall be made in writing but, unless otherwise stated, may be made by telefax or letter.

        20.2 Any notice, communication or document to be made or delivered by one person to another pursuant to this Deed shall be made or delivered, if to the Company, in the manner for notices and to the address set forth in the Credit Agreement, and if to the Collateral Agent, in the manner for notices set forth in the Credit Agreement and delivered to the following address:

        THE COLLATERAL AGENT

        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, LONDON BRANCH

        Address:  1 Alie Street
        London E1 8DE
        Attention:  Keith Thomas
        Telephone:  0171 634 4000
        Telefax:  0171 634 4707

        Copy to:

        BANK OF AMERICA, FSB

        Address:  1230 Peachtree Street, N.E.
        Suite 3600
        Atlanta, Georgia 30309
        United States of America

        Attention:  John Yankauskas
        Telephone:  001 404 815 5928
        Telefax:  001 815 5919

        20.3 Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

        FURTHER PROVISIONS

        21.1 EVIDENCE OF INDEBTEDNESS: In any action, proceedings or claim relating to this Deed or the charges contained in this Deed, a statement as to any amount due to the Collateral Agent or of the Obligations or any part thereof which is certified as being correct by an officer of the Agent or the Collateral Agent shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

        21.2 RIGHTS CUMULATIVE, WAIVER: The rights of the Collateral Agent and the Receiver are cumulative, may be exercised as often as they consider appropriate and are in addition to their respective rights under general law. The respective rights of the Collateral Agent and the Receiver (whether arising under this Deed or under the general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing; and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or variation of any such right.

        21.3 INVALIDITY OF ANY PROVISION: If any provisions of this Deed become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

        CHOICE OF LAW

        22.1 This Deed is governed by, and shall be construed in accordance with, the laws of England.

        TRANSFER

        23.1 For the avoidance of doubt (but without prejudice to any other rights of the Collateral Agent whether at common law, by statute or otherwise) at all times (other than during an Event of Default when no consent is required) the Collateral Agent may with the consent of the Borrower Representative, such consent not to be unreasonably withheld, transfer, assign or otherwise deal with this Deed (and the charge or charges thereby created) and all and any of its rights thereunder and any deed or document entered into collaterally thereto whether at law or in equity and in the event of such transfer or assignment the Company will:

        (a) agree that upon any transfer, assignment or dealing to or with any person he shall be bound to such person (to the extent of such transfer, assignment or dealing) in like manner and to like extent as he is bound to the Collateral Agent under this Deed (and the charge or charges hereby created) and every reference to the Collateral Agent shall be construed as including any such person; and

        (b) consent to the Collateral Agent passing to such person or other party interested in this Deed any information and documents which have been or will be provided relating to the Charged Property or the Company.

        save that the consent of the Borrower shall not be required if the Collateral Agent proposes to transfer or assign this Deed to an Affiliate who is organized in the same country as the Collateral Agent.

        DULY DELIVERED AS A DEED by the Company on the date inserted above.

                                                  /s/ Steven C. Ramsey
                                                  -------------------------
        EXECUTED as a DEED and                 )  Director
        DELIVERED by IMTC HOLDINGS (UK)        )  /s/ Charles F. Osborne, Jr.
        LIMITED acting by two                  )  --------------------------
        Directors/a Director and the Secretary )  Director/Secretary





        SIGNED by /s/ Illegible                 )
                 ----------------------
             Vice President                     )
        -------------------------------
        for and on behalf of BANK OF AMERICA    )
        NATIONAL TRUST AND SAVINGS              )
        ASSOCIATION, London Branch              )